                                                                     Exhibit 4.1
================================================================================


                           SERIES 2001-1 SUPPLEMENT

                           Dated as of March 6, 2001

                                      to

                        AMENDED AND RESTATED INDENTURE

                           Dated as of April 6, 2000

                         WORLD OMNI MASTER OWNER TRUST

                                   as Issuer

                                      and


                           BNY MIDWEST TRUST COMPANY

                             as Indenture Trustee
                       _________________________________

                         WORLD OMNI MASTER OWNER TRUST
                              SERIES 2001-1 NOTES


================================================================================

                               TABLE OF CONTENTS

                                                                                        Page
ARTICLE I DEFINITIONS................................................................    1

ARTICLE II CREATION OF THE SERIES 2001-1 NOTES.......................................   13
     SECTION 2.01.       Designation.................................................   13

ARTICLE III SERVICING FEE............................................................   13
     SECTION 3.01.      Servicing Compensation.......................................   13

ARTICLE IV RIGHTS OF SERIES 2001-1 NOTEHOLDERS AND ALLOCATION AND
     APPLICATION OF COLLECTIONS......................................................   14
     SECTION 4.01.      Daily Allocations; Payments to Certificateholders............   14
     SECTION 4.02.      Monthly Interest.............................................   16
     SECTION 4.03.      Establishment of the Series 2001-1 Accounts..................   16
     SECTION 4.04.      Application of Noteholder Non-Principal Collections,
                        Investment Proceeds and Available Noteholder Principal
                        Collections..................................................   18
     SECTION 4.05.      Distributions to Series 2001-1 Noteholders...................   19
     SECTION 4.06.      Application of Reserve Fund and Available Subordinated
                        Amount.......................................................   21
     SECTION 4.07.      Noteholder Charge-Offs.......................................   22
     SECTION 4.08.      Excess Principal Collections.................................   22
     SECTION 4.09.      Accumulation Period Length; Accumulation Period
                        Commencement Date............................................   22
     SECTION 4.10.      Amortization Period Commencement Date; Amortization
                        Period.......................................................   23
     SECTION 4.11.      Excess Funding Account.......................................   23

ARTICLE V DISTRIBUTIONS AND REPORTSTO SERIES 2001-1 NOTEHOLDERS......................   23
     SECTION 5.01.      Distributions................................................   23
     SECTION 5.02.      Reports and Statements to Series 2001-1 Noteholders..........   24

ARTICLE VI EARLY AMORTIZATION EVENTS.................................................   26
     SECTION 6.01.      Additional Early Amortization Events.........................   26
     SECTION 6.02       Recommencement of the Revolving Period.......................   27

ARTICLE VII OPTIONAL REDEMPTION......................................................   27
     SECTION 7.01.      Optional Redemption..........................................   27

ARTICLE VIII FINAL DISTRIBUTIONS.....................................................   28
     SECTION 8.01.      Acquisition of Notes Pursuant to Section 10.1 of the
                        Indenture....................................................   28

     SECTION 8.02.       Disposition of Principal Receivables Pursuant to Section 5.4
                         of the Indenture................................................  28

ARTICLE IX MISCELLANEOUS PROVISIONS......................................................  30
     SECTION 9.01.        Ratification of Agreement......................................  30
     SECTION 9.02.        Counterparts...................................................  30
     SECTION 9.03.        Change in Indenture Trustee....................................  30
     SECTION 9.04.        GOVERNING LAW..................................................  30
     SECTION 9.05.        Rights of the Indenture Trustee................................  30


                                   EXHIBITS

Exhibit A    Form of Series 2001-1, Class A Note
Exhibit B    Form of Series 2001-1, Class B Note
Exhibit C    Form of Monthly Payment Date Statement


                                   SCHEDULES

Schedule 1   Series 2001-1 Accounts

     THIS SERIES SUPPLEMENT, dated as of March 6, 2001 (as amended, supplemented or otherwise modified, this "Series Supplement") to the Amended and Restated
                             -----------------
Indenture dated as of April 6, 2000 (as amended, supplemented or otherwise modified, the "Indenture"), among World Omni Master Owner Trust (the "Issuer" or
               ---------                                              ------
the "Trust") and BNY Midwest Trust Company (as successor-in-interest to the
     -----
corporate trust administration of Harris Trust and Savings Bank), as Indenture Trustee (as indenture trustee and not in its individual capacity, the "Indenture
                                                                       ---------
Trustee").
-------

     Section 2.1 of the Indenture provides that the Issuer may from time to time issue one or more new Series of Notes. The Principal Terms of any new Series of Notes are to be set forth in a Series Supplement. Pursuant to this Series Supplement, the Issuer and the Indenture Trustee shall create the Series 2001-1 Notes and specify the Principal Terms thereof. The Servicer is acknowledging this Series Supplement to agree to the terms hereof applicable to the Servicer.


                                   ARTICLE I

                                  DEFINITIONS

     (a) Whenever used in this Series Supplement, the following words shall have the following meanings:

     "Accumulation Period" means a period beginning at the close of business on
      -------------------
the day immediately preceding the Accumulation Period Commencement Date and ending on the close of business of the earliest of (a) the date an Early Amortization Period commences and (b) the date the outstanding principal amount of the Series 2001-1 Notes is paid in full.

     "Accumulation Period Commencement Date" shall mean the first day of the
      -------------------------------------
Collection Period when the number of full Collection Periods remaining until the Expected Principal Payment Date first equals the Accumulation Period Length adjusted pursuant to Section 4.09 and shall not thereafter be changed; provided,
                                                                       --------
however, that, if at any time after the September 2003 Payment Date, any other
-------
outstanding Series (other than any Excluded Series) shall have entered into an investment period or an early amortization period, the Accumulation Period Commencement Date shall be the earlier of (i) the date that such outstanding Series shall have entered into its investment period or early amortization period and (ii) the Accumulation Period Commencement Date as previously determined.

     "Accumulation Period Length" shall mean, on any date of determination, a
      --------------------------
period calculated as of the September 2003 Payment Date and each Payment Date thereafter that occurs prior to the Accumulation Period Commencement Date, as the lesser of (i) the number of full Collection Periods between such Payment Date and the Expected Principal Payment Date and (ii) the product, rounded upwards to the nearest integer not greater than four, of (a) one divided by the lowest Monthly Payment Rate during the last 12 months and (b) a fraction, the numerator of which is the sum of (i) the Invested Amount as of such Payment Date (after giving effect to all changes therein on such date) and (ii) the invested amounts of all other Series (other than any Excluded Series) currently in their amortization or accumulation periods or expected to be in their amortization periods by the Expected Principal Payment Date and the denominator of which is the sum of such Invested Amount and the invested amounts as of such Payment Date (after giving effect to all changes therein on such date) of all other outstanding Series (other than any Excluded Series) which are scheduled to be outstanding on the Expected Principal Payment Date.

     "Additional Noteholder Collections" shall mean, with respect to any Deposit
      ---------------------------------
Date, the sum of (a) the Additional Noteholder Non-Principal Collections for such Deposit Date and (b) the Additional Noteholder Principal Collections for such Deposit Date.

     "Additional Noteholder Non-Principal Collections" shall mean, for any
      -----------------------------------------------
Deposit Date, an amount equal to the product of (a) the excess of (i) the Certificateholder Percentage for such date over (ii) the Excess Certificateholder Percentage for such Deposit Date and (b) Allocable Non-Principal Collections for such Deposit Date; provided, however, that the
                                             --------  -------
Additional Noteholder Non-Principal Collections shall be zero for any Deposit Date on which the Available Subordinated Amount is zero.

     "Additional Noteholder Principal Collections" shall mean, for any Deposit
      -------------------------------------------
Date, an amount equal to the sum of (a) product of (i) the excess of (A) the Certificateholder Percentage for such Deposit Date over (B) the Excess Certificateholder Percentage for such date and (ii) Allocable Principal Collections for such Deposit Date and (b) amounts treated as Additional Noteholder Principal Collections pursuant to Section 4.04(a)(vii); provided,
                                                                   --------
however, that the Additional Noteholder Principal Collections shall be zero for
-------
any Deposit Date on which the Available Subordinated Amount is zero.

     "Allocable Non-Principal Collections" shall mean, with respect to any day,
      -----------------------------------
the product of (a) the Series 2001-1 Allocation Percentage on such day and (b) the aggregate amount of Non-Principal Collections deposited in the Collection Account for such day.

     "Allocable Principal Collections" shall mean, with respect to any day, the
      -------------------------------
product of (a) the Series 2001-1 Allocation Percentage on such day and (b) the aggregate amount of Principal Collections deposited in the Collection Account for such day.

     "Amortization Period" shall mean a period beginning on the close of
      -------------------
business on the day immediately preceding the Amortization Period Commencement Date and ending on the earliest of (a) the date an Early Amortization Period commences and (b) the date the outstanding principal amount of the Series 2001-1 Notes is paid in full.

     "Amortization Period Commencement Date" shall mean, initially, March 1,
      -------------------------------------
2002; provided, however, that on the date that is one month prior to the
      --------  -------
Amortization Period Commencement Date then in effect, the Amortization Period Commencement Date will successively and automatically be extended by one month unless the Servicer elects to terminate such automatic extension by delivering a written notice to the Owner Trustee and the Indenture Trustee prior to the date on which the Amortization Period Commencement Date then in effect would be extended, terminating the automatic extension.

     "Assets Receivables Rate" shall mean, with respect to any Interest Period
      -----------------------
an amount equal to the product of: (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in such period and (b) a fraction, (i) the numerator of which is the sum of (A) Noteholder Non-Principal Collections for the Collection Period immediately preceding the last day of such period (which for this purpose only is based on interest amounts billed to the Dealers which are due during such Collection Period) less the Noteholder Monthly Servicing Fee with respect to such immediately preceding Collection Period, to the extent not waived by the Servicer and (B) the Investment Proceeds to be applied on the Payment Date related to such period and (ii) the denominator of which is the sum of (A) the product of the Floating Allocation Percentage, the Series Allocation Percentage and the weighted average Pool Balance (after giving effect to any charge-offs) for such immediately preceding Collection Period, (B) the weighted average of the Series 2001-1 Excess Funding Amount for such immediately preceding Collection Period, and (C) the weighted average of the principal balance on deposit in the Principal Funding Account for such Collection Period.

     "Available Noteholder Principal Collections" shall mean, with respect to
      ------------------------------------------
any Deposit Date falling in the Accumulation Period, the Amortization Period or an Early Amortization Period, the sum of (a) Noteholder Principal Collections for such Deposit Date and (b) Series 2001-1 Excess Principal Collections allocated to cover any Principal Shortfall for such Deposit Date.

     "Available Subordinated Amount" means, on the Series Issuance Date, the
      -----------------------------
Required Subordinated Amount and, on any subsequent day, an amount equal to the lesser of (x) the Required Subordinated Amount for that day and (y) the Available Subordinated Amount for the most recent Reset Date, minus (A) the Required Draw Amount with respect to any Payment Date occurring after that Reset Date, plus (B) the amount of Noteholder Non-Principal Collections and Investment Proceeds treated as a portion of Additional Noteholder Principal Collections in respect of Noteholder Defaulted Amounts and Monthly Dilution Amounts that had previously reduced the Available Subordinated Amount since the most recent Reset Date, minus (C) the Incremental Subordinated Amount for the most recent Reset Date, plus (D) the Incremental Subordinated Amount for such date of determination, plus (E) the Subordinated Percentage of the decrease in the Series Allocable Excess Funding Amount since the most recent Reset Date, minus
(F) the Subordinated Percentage of the increase in the Series 2001-1 Excess Funding Amount since the most recent Reset Date; provided, that the
                                                 --------
Certificateholders may, in their sole discretion, from time to time increase the Available Subordinated Amount for so long as the cumulative amount of such increase does not exceed the lesser of $5,295,000 or 1.765% of the Invested Amount.

     "Calculation Agent" shall mean the Indenture Trustee or any other
      -----------------
Calculation Agent selected by the Transferor which is reasonably acceptable to the Indenture Trustee.

     "Carry-Over Amount" shall mean the sum of the Class A Carry-Over Amount and
      -----------------
the Class B Carry-Over Amount.

     "Certificateholder Percentage" shall mean 100% minus (a) the Floating
      ----------------------------
Allocation Percentage, when used with respect to Non-Principal Collections and Defaulted Amount at all times and Principal Collections during any Revolving Period, and (b) the Principal Allocation Percentage, when used with respect to Principal Collections during the Accumulation Period, the Amortization Period and during any Early Amortization Period.

     "Class A Carry-Over Amount" shall mean, if the Class A Note Rate for any
      -------------------------
Payment Date is based on the Assets Receivables Rate, the sum of (a) the excess of (i) the amount of interest on the Class A Notes that would have accrued in respect of the related Interest Period had interest on the Class A Notes been calculated based on LIBOR over (ii) the amount of interest on the Class A Notes actually accrued in respect of such Interest Period based on the Assets Receivables Rate and (b) the unpaid portion of any such excess from prior Payment Dates and interest accrued thereon calculated on the basis of LIBOR.

     "Class A Controlled Accumulation Amount" shall mean an amount equal to (1)
      --------------------------------------
the aggregate outstanding principal balance of the Class A Notes as of the Payment Date immediately preceding the first date of the Accumulation Period (after giving effect to any changes therein on such date) less the portion of the Series 2001-1 Excess Funding Amount deposited into the Principal Funding Account in respect of the Class A Notes divided by (2) the Accumulation Period Length.

     "Class A Controlled Deposit Amount" shall mean, for a Deposit Date (i)
      ---------------------------------
during the Accumulation Period, the excess, if any, of (a) the product of the Class A Controlled Accumulation Amount and the number of Payment Dates from and including the first Payment Date with respect to the Accumulation Period through and including the Payment Date related to the Collection Period during which the Deposit Date occurs (but not in excess of the Accumulation Period Length, expressed in number of months) over (b) the amount on deposit in the Principal Funding Account to make payments of principal on the Class A Notes less the portion of the Series 2001-1 Excess Funding Amount deposited into the Principal Funding Account in respect of the Class A Notes before giving effect to any withdrawals from or deposits to such account on such Deposit Date, but not more than the Class A Invested Amount; provided, however, if Available Noteholder
                                  --------  -------
Principal Collections for that Deposit Date would otherwise be deposited into the Excess Funding Account so that the Pool Balance would not be less than the Required Pool Balance, the Class A Controlled Deposit Amount for that Deposit Date shall be increased by an amount equal to the product of (1) the Available Noteholder Principal Collections that would have been so deposited into the Excess Funding Account and (2) a fraction, the numerator of which is the Class A Invested Amount for such Deposit Date and the denominator of which is the Invested Amount for such Deposit Date, but not by more than the Class A Invested Amount, and (ii) during the Amortization Period or an Early Amortization Period, the Class A Invested Amount.

     "Class A Initial Invested Amount" means $277,000,000.
      -------------------------------

     "Class A Invested Amount" shall mean, for any date, an amount equal to the
     ------------------------
Class A Initial Invested Amount minus the amount, without duplication, of principal payments made to Class A Noteholders or deposited to the Principal Funding Account in respect of the Class A Notes prior to such date since the Series Issuance Date, minus the excess, if any, of the aggregate amount of Class A Noteholder Charge-Offs for all Payment Dates preceding such date, over the aggregate amount of any reversals of Class A Noteholder Charge-Offs for all Payment Dates preceding such date, minus the Series 2001-1 Excess Funding Amount for such day but limited to an amount that would reduce the Class A Invested Amount to zero.

     "Class A Monthly Interest" shall have the meaning specified in Section
      ------------------------
4.02.

     "Class A Note Rate" will be equal to the lesser of (a) LIBOR plus 0.13% and
      -----------------
(b) the Assets Receivables Rate for the related Payment Date.

     "Class A Noteholder Charge-offs" shall have the meaning specified in
      ------------------------------
Section 4.07.

     "Class A Stated Maturity Date" shall mean February 15, 2006.
      ----------------------------

     "Class B Carry-Over Amount" shall mean, if the Class B Note Rate for any
      -------------------------
Payment Date is based on the Assets Receivables Rate, the sum of (a) the excess of (i) the amount of interest on the Class B Notes that would have accrued in respect of the related Interest Period had interest on the Class B Notes been calculated based on LIBOR over (ii) the amount of interest on the Class B Notes actually accrued in respect of such Interest Period based on the Assets Receivables Rate and (b) the unpaid portion of any such excess from prior Payment Dates and interest accrued thereon calculated on the basis of LIBOR.

     "Class B Controlled Accumulation Amount" shall mean an amount equal to (1)
      --------------------------------------
the aggregate outstanding principal balance of the Class B Notes as of the Payment Date immediately preceding the first day of the Accumulation Period (after giving effect to any changes therein on such date) less the portion of the Series 2001-1 Excess Funding Amount deposited into the Principal Funding Account in respect of the Class B Notes divided by (2) the Accumulation Period Length.

     "Class B Controlled Deposit Amount" shall mean, for a Deposit Date (i)
      ---------------------------------
during the Accumulation Period, the excess, if any, of (a) the product of the Class B Controlled Accumulation Amount and the number of Payment Dates from and including the first Payment Date with respect to the Accumulation Period through and including the Payment Date related to the Collection Period during which the Deposit Date occurs (but not in excess of the Accumulation Period Length expressed in a number of months) over (b) the amount on deposit in the Principal Funding Account to make principal payments on the Class B Notes less the portion of the Series 2001-1 Excess Funding Amount deposited into the Principal Funding Account in respect of the Class B Notes before giving effect to any withdrawals from or deposits to such account on such Deposit Date, but not more than the Class B Invested Amount; provided, however, if Available
                                           --------  -------
Noteholder Principal Collections for that Deposit Date would otherwise be deposited into the Excess Funding Account so that the Pool Balance would not be less than the Required Pool Balance, the Class B Controlled Deposit Amount for that Deposit Date shall be increased by an amount equal to the product of (1) the Available Noteholder Principal Collections that would have been so deposited into the Excess Funding Account and (2) a fraction, the numerator of which is the Class B

Invested Amount for such Deposit Date and the denominator of which is the Invested Amount for such Deposit Date but not more than the Class B Invested Amount and (ii) during the Amortization Period or an Early Amortization Period, the Class B Invested Amount.

     "Class B Initial Invested Amount" means $23,000,000.
      -------------------------------

     "Class B Invested Amount" shall mean, for any date, an amount equal to the
      -----------------------
Class B Initial Invested Amount minus the amount, without duplication, of principal payments made to Class B Noteholders or deposited to the Principal Funding Account in respect of the Class B Notes prior to such date since the Series Issuance Date minus the excess, if any, of aggregate amount of Class B Noteholder Charge-Offs for all Payment Dates preceding such date, over the aggregate amount of any reversals of Class B Noteholder Charge-Offs for all Payment Dates preceding such date minus the amount, if any, of the Series 2001-1 Excess Funding Amount remaining after allocation to the Class A Invested Amount but limited to an amount that would reduce the Class B Invested Amount to zero.

     "Class B Monthly Interest" shall have the meaning specified in Section
      ------------------------
4.02.

     "Class B Note Rate" shall mean the lesser of (a) LIBOR plus 0.47% and (b)
      -----------------
the Assets Receivables Rate for the related Payment Date.

     "Class B Noteholder Charge-offs" shall have the meaning specified in
      ------------------------------
Section 4.07.

     "Class B Stated Maturity Date" shall mean February 15, 2006.
      ----------------------------

     "Deficiency Amount" shall have the meaning specified in Section 4.06(b).
      -----------------

     "Excess Certificateholder Percentage" shall mean, for any day, a percentage
      -----------------------------------
(which percentage shall never be less than 0% nor more than 100%) equal to (a) 100% minus, when used with respect to Non-Principal Collections and Defaulted Amount at all times and Principal Collections during any Revolving Period, the sum of (i) the Floating Allocation Percentage with respect to such day and (ii) the percentage equivalent of a fraction, the numerator of which is the Available Subordinated Amount as of the most recent Reset Date and the denominator of which is the product of (A) the Pool Balance as of the most recent Reset Date and (B) the Series 2001-1 Allocation Percentage for such day or (b) 100% minus, when used with respect to Principal Collections during the Accumulation Period, the Amortization Period and any Early Amortization Period, the sum of (i) the Principal Allocation Percentage with respect to such day and (ii) the percentage equivalent of a fraction, the numerator of which is the Available Subordinated Amount as of the most recent Reset Date and the denominator of which is the product of (A) the Pool Balance as of the most recent Reset Date and (B) the Series 2001-1 Allocation Percentage for such day.

     "Excess Reserve Fund Required Amount" shall mean, for any Payment Date, an
      -----------------------------------
amount equal to the greater of (a) 5.0% of the initial principal balance of the Series 2001-1 Notes and (b) the excess of (i) the Available Subordinated Amount on the most recent Reset

Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Payment Date) over (ii) the excess of (x) the Series 2001-1 Allocation Percentage of the Pool Balance on the most recent Reset Date over (y) the Invested Amount on such Payment Date (after giving effect to changes therein on such Payment Date); provided, that the Excess Reserve Fund
                                       --------
Required Amount shall not exceed the Available Subordinated Amount on the most recent Reset Date.

     "Expected Principal Payment Date" shall mean the February 2004 Payment
      -------------------------------
Date.

     "Floating Allocation Percentage" shall mean, with respect to any day, the
      ------------------------------
percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the most recent Reset Date and the denominator of which is the product of (a) the Pool Balance as of such Reset Date and (b) the Series 2001-1 Allocation Percentage in respect of which the Floating Allocation Percentage is being calculated; provided, however, that,
                                                        --------- -------
with respect to the first Reset Date, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the product of (x) the Pool Balance on the Series Cut-Off Date and (y) the Series 2001-1 Allocation Percentage with respect to the Series Cut-Off Date.

     "Incremental Subordinated Amount" shall mean, for any day, the product of
      -------------------------------
(a) a fraction, the numerator of which is the sum of the Target Invested Amount and the Target Available Subordinated Amount and the denominator of which is the greater of (i) the Pool Balance or (ii) the sum of the amounts calculated as the numerator above for all outstanding series, in each case, on the most recent Reset Date and (b) the Trust Incremental Subordinated Amount for such day.

     "Initial Invested Amount" means the sum of the Class A Initial Invested
      -----------------------
Amount and the Class B Initial Invested Amount.

     "Initial Payment Date"  shall mean March 15, 2001.
      --------------------

     "Initial Reserve Fund Deposit Amount" shall mean $1,500,000.
      -----------------------------------

     "Interest Period" shall mean, with respect to any Payment Date, the period
      ---------------
from and including the Payment Date immediately preceding such Payment Date (or, in the case of the Initial Payment Date, the Series Issuance Date) to but excluding such Payment Date.

     "Invested Amount" shall mean, for any day, an amount equal to the sum of
      ---------------
(a) the Class A Invested Amount and (b) the Class B Invested Amount.

     "Investment Proceeds" shall mean, with respect to any Payment Date, all
      -------------------
interest and other investment earnings (net of losses and investment expenses) deposited into the Collection Account on the related Determination Date with respect to (a) funds on deposit in the Reserve Fund and the Principal Funding Account, (b) the Series 2001-1 Allocation

Percentage of funds held in the Collection Account and (c) funds held in the Excess Funding Account with respect to the Series 2001-1 Excess Funding Amount, if any.

     "LIBOR" shall mean, with respect to any Interest Period, an amount
      -----
established by the Calculation Agent and equal to the offered rate for United States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date. If on any LIBOR Determination Date the offered rate does not appear on Telerate Page 3750, the Calculation Agent will request each of the reference banks (which shall be major banks that are engaged in transactions in the London interbank market selected by the Calculation Agent) to provide the Calculation Agent with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If on such date fewer than two of the reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in New York City selected by the Calculation Agent are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided,
                                                                --------
however, that if such banks are not quoting as described above, LIBOR for such
-------
date will be LIBOR applicable to the Interest Period immediately preceding such Interest Period.

     "LIBOR Business Day" shall mean a day on which banking institutions in New
      ------------------
York, New York, Chicago, Illinois and London, England are not required or authorized by law to be closed.

     "LIBOR Determination Date" shall mean the second LIBOR Business Day prior
      ------------------------
to any Interest Period for which LIBOR is calculated by the Calculation Agent.

     "Monthly Dilution Amount" shall mean an amount equal to the Weighted
      -----------------------
Average Series Allocation Percentage for the related Collection Period of any Adjustment Payment required to be deposited into the Collection Account pursuant to the Trust Sale and Servicing Agreement with respect to the related Collection Period that has not been so deposited as of the related Determination Date.

     "Monthly Interest" shall mean the sum of (a) the Class A Monthly Interest
      ----------------
and (b) the Class B Monthly Interest.

     "Monthly Servicing Fee" shall have the meaning specified in Section 3.01.
      ---------------------

     "Note Rate" shall mean the Class A Note Rate or the Class B Note Rate.
      ---------

     "Noteholder Charge-Offs" shall have the meaning specified in Section 4.07.
      ----------------------

     "Noteholder Charge-Off Reversal Amount" shall have the meaning set forth in
      -------------------------------------
Section 4.04.

     "Noteholder Defaulted Amount" shall mean, with respect to any Payment Date,
      ---------------------------
an amount equal to the excess, if any, of (a) the product of the Series 2001-1 Allocable Defaulted Amount for the related Collection Period and the Weighted Average Floating Allocation Percentage for the related Collection Period over
(b) the Incremental Subordinated Amount for that Payment Date.

     "Noteholder Monthly Servicing Fee" shall have the meaning specified in
      --------------------------------
Section 3.01.

     "Noteholder Non-Principal Collections" shall mean, with respect to any
      ------------------------------------
Deposit Date, an amount equal to the Allocable Non-Principal Collections (including any Series 2001-1 Allocable Miscellaneous Payments that are treated as Noteholder Non-Principal Collections pursuant to Section 4.01(e)) retained in the Collection Account pursuant to Section 4.01(b) on such Deposit Date.

     "Noteholder Principal Collections" shall mean, with respect to any Deposit
      --------------------------------
Date falling in: (i) the Revolving Period, the sum of (a) the Floating Allocation Percentage of Allocable Principal Collections plus any Series 2001-1 Allocable Miscellaneous Payments that are treated as Noteholder Principal Collections and (b) for any Deposit Date that is also a Payment Date, the amount, if any, of Noteholder Non-Principal Collections, Investment Proceeds, funds in the Reserve Fund and Additional Noteholder Collections allocated to cover Noteholder Defaulted Amount or Monthly Dilution Amount or reverse Noteholder Charge-Offs and (ii) the Accumulation Period, the Amortization Period or an Early Amortization Period, the sum of (a) the Principal Allocation Percentage then in effect of Allocable Principal Collections plus any Series 2001-1 Allocable Miscellaneous Payments that are treated as Noteholder Principal Collections and (b) for any Deposit Date that is also a Payment Date, the amount, if any, of Noteholder Non-Principal Collections, Investment Proceeds, funds in the Reserve Fund and Additional Noteholder Collections allocated to cover the Noteholder Defaulted Amount or Monthly Dilution Amount or to reverse Noteholder Charge-Offs.

     "Principal Allocation Percentage" shall mean, with respect to any day, the
      -------------------------------
percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of (x) the Pool Balance as of the last Reset Date and (y) the Series 2001-1 Allocation Percentage for the day in respect of which the Principal Allocation Percentage is being calculated.

     "Principal Commencement Date" shall mean the Payment Date in the month
      ---------------------------
following the month in which the Amortization Period begins.

     "Principal Funding Account" shall have the meaning specified in Section
      -------------------------
4.03.

     "Rating Agency" shall mean, (i) with respect to the Class A Notes, each of
      -------------
Moody's, Standard & Poor's and Fitch and (ii) with respect to the Class B Notes, Moody's and Fitch.

     "Redemption Price" shall mean, with respect to any Payment Date, the sum of
      ----------------
(a) the aggregate outstanding principal balance of the Series 2001-1 Notes to be redeemed on the Determination Date preceding the Payment Date on which such redemption is to be made, (b) accrued and unpaid interest on the unpaid balance of the Series 2001-1 Notes (calculated on the basis of the outstanding principal balance of the Series 2001-1 Notes at the Note Rate as in effect during the applicable Interest Periods through the day preceding such Payment Date), together with interest on overdue interest, and (c) any outstanding Carry-Over Amount with respect to the Series 2001-1 Notes to be repurchased.

     "Required Draw Amount" shall mean the lesser of (a) the Deficiency Amount
      --------------------
and (b) the Available Subordinated Amount.

     "Required Participation Percentage" shall mean, with respect to Series
      ---------------------------------
2001-1, 100%.

     "Required Subordinated Amount" shall mean, initially, $25,891,817.03 and
      ----------------------------
thereafter, as of any date of determination, the sum of (a) the product of the Subordinated Percentage and the Invested Amount as of the opening of business on such date and (b) the Incremental Subordinated Amount as of such date.

     "Reserve Fund" shall have the meaning specified in Section 4.03.
      ------------

     "Reserve Fund Deposit Amount" shall mean, with respect to any Payment Date,
      ---------------------------
the amount, if any, by which (a) the Reserve Fund Required Amount for such Payment Date exceeds (b) the amount of funds in the Reserve Fund after giving effect to any withdrawals therefrom and deposits thereto on such Payment Date.

     "Reserve Fund Required Amount" shall mean, on any Payment Date with respect
      ----------------------------
to an Early Amortization Period, an amount equal to the Excess Reserve Fund Required Amount and, for any other Payment Date, an amount equal to 0.50%, or on and after the August 2003 Payment Date, unless an Amortization Period has begun prior to such date, 0.60%, of the outstanding principal balance of the Series 2001-1 Notes on such Payment Date (after giving effect to any change therein on such Payment Date).

     "Revolving Period" shall mean the period beginning on the Series Cut-Off
      ----------------
Date and ending on the earlier of (a) the close of business on the day immediately preceding the Accumulation Period Commencement Date, (b) the close of business on the day immediately preceding the Amortization Period Commencement Date and (c) the close of business on the day immediately preceding the day on which an Early Amortization Event occurs; provided, however, that the
                                                     --------  -------
Revolving Period may recommence in certain circumstances as provided in Section
6.02 hereof.

     "Series Adjusted Invested Amount" shall mean, with respect to Series 2001-
      -------------------------------
1, for any date, an amount equal to the sum of (a) the Invested Amount as of the most recent Reset Date

(or, during an Early Amortization Period, the Invested Amount as of the close of business on the date immediately preceding the date on which such Early Amortization Period began) and (b) the Available Subordinated Amount as of the most recent Reset Date.

     "Series 2001-1" shall mean the Series 2001-1 Asset Backed Notes, the terms
      -------------
of which are specified in this Series Supplement and the interest of the Certificateholders in funds allocated pursuant to the Series 2001-1 Allocation Percentage.

     "Series 2001-1 Accounts" shall mean the Reserve Fund and the Principal
      ----------------------
Funding Account.

     "Series 2001-1 Allocable Defaulted Amount" shall mean, with respect to any
      ----------------------------------------
Collection Period, the product of (a) the Series Allocation Percentage with respect to such Collection Period and (b) the Defaulted Amount with respect to such Collection Period.

     "Series 2001-1 Allocable Miscellaneous Payments" shall mean, with respect
      ----------------------------------------------
to any day, the product of (a) the Series 2001-1 Allocation Percentage for the related Collection Period and (b) Miscellaneous Payments with respect to the related Collection Period.

     "Series 2001-1 Allocation Percentage" shall mean the Series Allocation
      -----------------------------------
Percentage with respect to Series 2001-1.

     "Series 2001-1 Excess Funding Amount" shall mean, with respect to the
      -----------------------------------
Series 2001-1 Notes, for any day, the product of (a) the amount on deposit in the Excess Funding Account on such day, and (b) a fraction, the numerator of which is the sum of the Target Invested Amount and the Target Available Subordinated Amount and the denominator of which is the sum of the numerators for each Series then being allocated a portion of the funds on deposit in the Excess Funding Account; provided, however, that the Series 2001-1 Excess Funding
                        --------  -------
Amount shall be zero and the Series 2001-1 Notes shall not be allocated a portion of the funds on deposit in the Excess Funding Account, on any date after the Business Day immediately following the last day of the Revolving Period.

     "Series 2001-1 Excess Principal Collections" shall mean, with respect to
      ------------------------------------------
any Deposit Date, an amount equal to the Series 2001-1 Principal Shortfall for such Deposit Date; provided, however, that, if the aggregate amount of Excess
                   --------  -------
Principal Collections for such Deposit Date is less than the aggregate amount of Principal Shortfalls for such Deposit Date, then Series 2001-1 Excess Principal Collections for such Deposit Date shall equal the product of (x) Excess Principal Collections for all Series for such Deposit Date and (y) a fraction, the numerator of which is the Series 2001-1 Principal Shortfall for such Deposit Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Deposit Date.

     "Series 2001-1 Noteholders" shall mean the Holders of Series 2001-1 Notes.
      -------------------------

     "Series 2001-1 Note Owner" shall mean, with respect to a Series 2001-1 Note
      ------------------------
in Book Entry form, any person who is a beneficial owner of such note.

     "Series 2001-1 Notes" shall mean the Series 2001-1 Asset Backed Notes,
      -------------------
substantially in the form of Exhibit A or Exhibit B, as applicable.

     "Series 2001-1 Principal Shortfall" shall mean, with respect to any Deposit
      ---------------------------------
Date, an amount equal to the excess of (i) the sum of (a) the Class A Controlled Deposit Amount for such Deposit Date and (b) the Class B Controlled Deposit Amount over (ii) the amount deposited into the Principal Funding Account on such Deposit Date.

     "Series Cut-Off Date" shall mean February 1, 2001.
      -------------------

     "Series Issuance Date" shall mean March 6, 2001.
      --------------------

     "Servicing Fee Rate" shall mean, unless otherwise waived, with respect to
      ------------------
Series 2001-1, 1.0%.

     "Special Payment Date" shall mean the Payment Date in the month following
      --------------------
the month in which the Early Amortization Period begins and each Payment Date thereafter during such Early Amortization Period.

     "Stated Maturity Date" shall mean the Class A Stated Maturity Date or the
      --------------------
Class B Stated Maturity Date.

     "Subordinated Percentage" shall mean the percentage equivalent of a
      -----------------------
fraction, (a) the numerator of which is the Subordination Factor and (b) the denominator of which will be the excess of 100% over the Subordination Factor.

     "Subordination Factor" shall mean 8%.
      --------------------

     "Telerate Page 3750" shall mean the display page so designated on the Dow
      ------------------
Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying London interbank offered rates of major banks).

     "Weighted Average Floating Allocation Percentage" means, for any Collection
      -----------------------------------------------
Period, a percentage equal to the result of (a) the sum of the Floating Allocation Percentage for each day during that Collection Period, divided by (b) the number of days in that Collection Period.

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation."


                                  ARTICLE II

                      CREATION OF THE SERIES 2001-1 NOTES
                      -----------------------------------

      SECTION 2.01. Designation. (a) There is hereby created a Series of Notes
                    -----------
to be issued pursuant to the Indenture and this Series Supplement to be known as the "Series 2001-1 Asset Backed Notes" (the "Series 2001-1 Notes"). Such Series shall be comprised of two classes: the Series 2001-1 Floating Rate Automobile Dealer Floorplan Asset Backed Notes, Class A (the "Class A Notes") and the
                                                   -------------
Series 2001-1 Asset Backed Notes, Class B (the "Class B Notes").
                                                -------------

     (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Series Supplement shall govern.

     (c) The Issuer shall issue and the Indenture Trustee shall authenticate and deliver to the Issuer the Class A Notes in the initial aggregate principal amount of $277,000,000 and the Class B Notes in the initial aggregate principal amount of $23,000,000.


                                  ARTICLE III

                                 SERVICING FEE

      SECTION 3.01. Servicing Compensation. The monthly servicing fee with
                    ----------------------
respect to Series 2001-1 (the "Monthly Servicing Fee") shall be payable to the
                               ---------------------
Servicer, in arrears, on each Payment Date in respect of any Collection Period (or portion thereof) occurring on or prior to the earlier of the first Payment Date following the Stated Maturity Date and the first Payment Date on which the Invested Amount is zero, in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Series 2001-1 Allocation Percentage of the Pool Balance (excluding the amount of Principal Receivables relating to Non-Serviced Participated Receivables) in each case, as of the last day of the second Collection Period preceding such Payment Date. The share of the Monthly Servicing Fee allocable to the Series 2001-1 Noteholders with respect to any Payment Date (the "Noteholder Monthly Servicing Fee") shall be equal to one-
                   --------------------------------
twelfth of the product of (a) the Servicing Fee Rate and (b) the Invested Amount as of the last day of the Collection Period second preceding such Payment Date; provided, however, that the Noteholder Monthly Servicing Fee with respect to the
--------  -------
first Payment Date will be $180,000 and the Noteholder Monthly Servicing Fee with respect to the second Payment Date will be $180,000. The remainder of the Monthly Servicing Fee for the first Payment Date and each subsequent Payment Date shall be paid by the Certificateholders and, in no event shall the Trust or the Series 2001-1 Noteholders be liable for the share of the Monthly Servicing Fee to be paid by the Certificateholders. The remainder of the Servicing Fee shall be paid by the Certificateholders and the Noteholders of other Series and the Series 2001-1 Noteholders shall in no event be liable for the share of Servicing Fee to be paid by the Certificateholders or the Noteholders of other Series. The Noteholder Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of the Trust Sale and Servicing Agreement and Section 4.04(a) of this Series Supplement.


                                  ARTICLE IV

                    RIGHTS OF SERIES 2001-1 NOTEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

      SECTION 4.01. Daily Allocations; Payments to Certificateholders. On each
                    -------------------------------------------------
Deposit Date, Non-Principal Collections, Principal Collections and Miscellaneous Payments will be allocated to the Series 2001-1 based on the Series Allocation Percentage and shall be further allocated and distributed as set forth in this
Section 4.01.

      (a) Certificateholder Collections; Additional Noteholder Collections. The Servicer will instruct the Indenture Trustee in writing to withdraw the following amounts from the Collection Account and apply such amounts as follows on each Deposit Date:

          (i) an amount equal to the Excess Certificateholder Percentage then in effect of Allocable Non-Principal Collections deposited in the Collection Account for such Deposit Date shall be paid to the Certificateholders;

          (ii) an amount equal to the Excess Certificateholder Percentage then in effect of Allocable Principal Collections deposited in the Collection Account for such Deposit Date shall be paid to the Certificateholders, provided, however, that if the Pool Balance (determined after giving
      --------  -------
      effect to any Principal Receivables transferred to the Trust on such Deposit Date) is less than the Required Pool Balance for such Deposit Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Deposit Date), such funds will be deposited into the Excess Funding Account to the extent necessary so that the Pool Balance at least equals the Required Pool Balance;

          (iii) an amount equal to the Additional Noteholder Non-Principal Collections for such Deposit Date shall be retained in the Collection Account; provided, however, that during the Revolving Period, the
               --------  -------
      Amortization Period and the Accumulation Period, the amount so retained shall not exceed the excess if any, of the Reserve Fund Required Amount over the amount in the Reserve Fund (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Payment Date immediately following such Deposit Date), and if on any day the amount so retained exceeds such excess, the amount retained which exceeds such excess may be withdrawn from the Collection Account and applied in accordance with Section 4.01(a)(v).

          (iv) an amount equal to the Additional Noteholder Principal Collections for the Amortization Period or an Early Amortization Period shall be retained in the

      Collection Account and, to the extent not otherwise required to be allocated, on the related Payment Date shall be treated as Noteholder Principal Collections; and

          (v) any remaining Additional Noteholder Collections for such Deposit Date not required to be retained in the Collection Account pursuant to
      Section 4.01(a)(iii) and (iv) or distributed pursuant to Section 4.06(b) shall be paid to the Certificateholders; provided, however, that if the
                                               --------  -------
      Pool Balance (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) is less than the Required Pool Balance (after giving effect to the allocations, distributions, withdrawals and deposits to be made on that Deposit Date), such funds shall be deposited into the Excess Funding Account to the extent necessary so that the Pool Balance at least equals the Required Pool Balance.

      (b) Noteholder Non-Principal Collections. On each Deposit Date, the Servicer shall allocate to Series 2001-1 and retain in the Collection Account an amount equal to the Floating Allocation Percentage then in effect of Allocable Non-Principal Collections deposited in the Collection Account for such Deposit Date.

      (c) Noteholder Principal Collections - Revolving Period. On each Deposit Date falling in the Revolving Period, the Servicer shall allocate to Series 2001-1 and treat as Excess Principal Collections an amount equal to Noteholder Principal Collections on such Deposit Date.

      (d) Noteholder Principal Collections - Other Periods. On each Deposit Date falling in the Accumulation Period, the Amortization Period or the Early Amortization Period, the Servicer shall allocate and deposit an amount equal to Available Noteholder Principal Collections as follows:

          (i) first, an amount up to the Class A Controlled Deposit Amount for such Deposit Date shall be deposited by the Servicer or the Indenture Trustee into the Principal Funding Account;

          (ii) second, an amount up to the Class B Controlled Deposit Amount for such Deposit Date shall be deposited by the Servicer or the Indenture Trustee into the Principal Funding Account; and

          (iii) third, after giving effect to the transactions referred to in clauses (i) and (ii) above, an amount equal to the balance, if any, of such Available Noteholder Principal Collections shall be treated as Excess Principal Collections and applied in accordance with Section 4.4 of the Trust Sale and Servicing Agreement and Section 4.08 hereof.

      (e) Miscellaneous Payments. On each Deposit Date, the Servicer shall treat any Series 2001-1 Allocable Miscellaneous Payments as Noteholder Principal Collections and apply them as provided in Section 4.01(c) or (d), as appropriate; provided, however, Series 2001-1 Allocable Miscellaneous Payments
             --------  -------
consisting of Adjustment Payments that were paid after their due date as per Section 3.9(a) of the Trust Sale and Servicing Agreement, if the amount of such overdue Adjustment Payments has been included in the Monthly Dilution Amount for any prior Monthly Period, shall be treated as Noteholder Non-Principal Collections and applied as provided in Section 4.01(b).

      SECTION 4.02. Monthly Interest.
                    ----------------

      (a) The amount of interest accrued on the outstanding principal balance during an Interest Period with respect to the Class A Notes (the "Class A
                                                                  -------
Monthly Interest") shall be an amount equal to the product of (i) the Class A
----------------
Note Rate, (ii) the outstanding principal balance of the Class A Notes as of the close of business on the preceding Payment Date (after giving effect to all repayments of principal made to Class A Noteholders on such preceding Payment Date, if any) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period and the denominator of which is 360.

      (b) The amount of monthly interest accrued on the outstanding principal balance during an Interest Period with respect to the Class B Notes (the "Class
                                                                          -----
B Monthly Interest") shall be an amount equal to the product of (i) the Class B
------------------
Note Rate, (ii) the outstanding principal balance of the Class B Notes as of the close of business on the preceding Payment Date (after giving effect to all repayments of principal made to Class B Noteholders on such preceding Payment Date, if any) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period and the denominator of which is 360.

      (c) The Class A Carry-Over Amount, if any, will be paid on any Payment Date, to the extent funds are allocated and available therefor after making all required distributions and deposits with respect to the Series 2001-1 Notes, including payments with respect to principal (including deposits to the Excess Funding Account), Monthly Interest, the Noteholder Monthly Servicing Fee, the Reserve Fund Deposit Amount, the Noteholder Defaulted Amount, the Monthly Dilution Amount, the Noteholder Charge-Off Reversal Amount and Noteholder Defaulted Amounts and Monthly Dilution Amounts from prior periods that had not previously been paid. The Class B Carry-Over Amount, if any, will be paid on any Payment Date, to the extent funds are allocated and available therefor after making all required distributions and deposits with respect to the Series 2001-1 Notes, including payments with respect to principal (including deposits to the Excess Funding Account), Monthly Interest, the Noteholder Monthly Servicing Fee, the Reserve Fund Deposit Amount, the Noteholder Defaulted Amount, the Monthly Dilution Amount, the Noteholder Charge-Off Reversal Amount and Noteholder Defaulted Amounts and Monthly Dilution Amounts from prior periods that had not previously been paid and the Class A Carry-Over Amount.

      SECTION 4.03. Establishment of the Series 2001-1 Accounts.
                    -------------------------------------------

      (a) The Servicer, for the benefit of the Series 2001-1 Noteholders, shall cause to be established and maintained in the name of the Indenture Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Reserve Fund") which
                                                       ------------
shall be identified as the "Reserve Fund for the World Omni Master Owner Trust, Series 2001-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-1 Noteholders. On the Series Issuance Date, the Transferor shall cause to be deposited in the Reserve Fund the Initial Reserve Fund Deposit Amount.

      (b) At the written direction of the Servicer, funds on deposit in the Reserve Fund shall be invested by the Indenture Trustee in Eligible Investments selected by the Servicer that will mature so that such funds will be available at the close of business on or before the Business Day two Business Days before the following Payment Date (or on or before 10:00 a.m. on such following Payment Date in the case of Eligible Investments in respect of which the Indenture Trustee is the obligor or Eligible Investments specified in clauses (g) and (i) of the definition thereof). All Eligible Investments shall be held by the Indenture Trustee for the benefit of the Series 2001-1 Noteholders. On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund received prior to such Payment Date shall be deposited in the Collection Account and treated as Investment Proceeds and applied as set forth in Section 4.04(a) of this Series Supplement. Funds deposited in the Reserve Fund on a Business Day (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investments prior to its stated maturity or failure of the Servicer to provide timely written direction.

      (c) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), which shall be
                               -------------------------
identified as the "Principal Funding Account for World Omni Master Owner Trust, Series 2001-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-1 Noteholders.

      (d) At the written direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Indenture Trustee in Eligible Investments selected by the Servicer that will mature so that such funds will be available on or before the close of business on the Business Day two Business Days before the following Payment Date (or on or before 10:00 a.m. on such following Payment Date in the case of Eligible Investments in respect of which the Indenture Trustee is the obligor or Eligible Investments specified in clauses (g) and (i) of the definition thereof). All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Series 2001-1 Noteholders. On each Payment Date all interest and other investment earnings (net of losses and investment expenses) on funds on deposit therein shall be deposited in the Collection Account and treated as Investment Proceeds and applied as set forth in Section 4.04(a) of this Series Supplement. Funds deposited in the Principal Funding Account on a Business Day (which immediately precedes an Expected Principal Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight. In no event shall the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investments prior to its stated maturity or failure of the Servicer to provide timely written direction.

     (e) The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Reserve Fund and the Principal Funding Account (collectively, the "Series 2001-1 Accounts") and in all proceeds thereof. The Series 2001-1
     ----------------------
Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If, at any time, any of the Series 2001-1 Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency has consented) establish and maintain in the name of the Indenture Trustee a new Series 2001-1 Account (which shall be an Eligible Deposit Account and which shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-1 Noteholders) and shall transfer any cash and/or any investments to such new Series 2001-1 Account. Neither the Transferor, the Servicer nor any person or entity claiming by, through or under the Transferor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series 2001-1 Account, except as expressly provided herein. Schedule 1, which is hereby incorporated into and made part of this Series Supplement, identifies each Series 2001-1 Account by setting forth the account number of each such account, the account designation of each such account and the name of the institution with which such account has been established. If a substitute Series 2001-1 Account is established pursuant to this Section, the Servicer shall provide to the Indenture Trustee an amended Schedule 1, setting forth the relevant information for such substitute Series 2001-1 Account.

     (f) Pursuant to the authority granted to the Servicer in Section 8.2 of the Indenture and Section 3.1(a) and Section 4.2 of the Trust Sale and Servicing Agreement, the Servicer shall have the power, revocable by the Indenture Trustee to instruct the Indenture Trustee to make withdrawals and payments from the Series 2001-1 Accounts for the purposes of carrying out the Servicer's or Indenture Trustee's duties hereunder.

     SECTION 4.04. Application of Noteholder Non-Principal Collections,
                   ---------------------------------------------------
Investment Proceeds and Available Noteholder Principal Collections. The
------------------------------------------------------------------
Servicer shall cause the Indenture Trustee to make the following distributions:

     (a) On each Payment Date, commencing with the Initial Payment Date, an amount equal to the sum of Noteholder Non-Principal Collections and any Investment Proceeds with respect to such Payment Date will be distributed, to the extent funds are available therefor, in the following priority:

          (i) first, an amount equal to Class A Monthly Interest for such Payment Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Payment Date (plus interest thereon) shall be distributed to the Class A Noteholders;

          (ii) second, an amount equal to Class B Monthly Interest for such Payment Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Payment Date (plus interest thereon) shall be distributed to the Class B Noteholders;

          (iii) third, an amount equal to the Noteholder Monthly Servicing Fee for such Payment Date, plus the amount of any Noteholder Monthly Servicing Fee due but not distributed to the Servicer on a prior Payment Date shall be distributed to the Servicer (unless such amounts have been netted against deposits to the Collection Account or waived);

          (iv) fourth, an amount equal to the Reserve Fund Deposit Amount, if any, for such Payment Date shall be deposited in the Reserve Fund;

          (v) fifth, an amount equal to the Noteholder Defaulted Amount and the Monthly Dilution Amount for such Payment Date shall be treated as a portion of Noteholder Principal Collections for such day;

          (vi) sixth, an amount equal to the aggregate amount of Noteholder Charge-Offs which have not been previously reversed as provided in this
     Section 4.04(a)(vi) shall be treated as a portion of Noteholder Principal Collections for such day and shall increase the Class A Invested Amount or the Class B Invested Amount as described in Section 4.07 (the "Noteholder
                                                                    ----------
     Charge-Off Reversal Amount");
     --------------------------

          (vii) seventh, an amount equal to the amount of reductions of the Available Subordinated Amount on account of Noteholder Defaulted Amounts and Monthly Dilution Amounts that have not previously been reinstated shall be treated as a portion of Additional Noteholder Principal Collections for such day and shall increase the Available Subordinated Amount;

          (viii) eighth, an amount equal to any outstanding Class A Carry-Over Amount shall be distributed to the Class A Noteholders;

          (ix) ninth, an amount equal to any outstanding Class B Carry-Over Amount shall be distributed to the Class B Noteholders;

          (x) tenth, an amount equal to the aggregate outstanding amounts of Noteholder Monthly Servicing Fee which have been previously waived shall be distributed to the Servicer; and

          (xi) eleventh, the balance shall be distributed to the Certificateholders.


     (b) In the event that the Class B Invested Amount is greater than zero on the Class B Stated Maturity Date, any funds remaining in the Reserve Account (after the application of funds in the Reserve Fund as described in Section 4.06 hereof) will be treated as a portion of Available Noteholder Principal Collections for the Payment Date occurring on the Class B Stated Maturity Date.

      SECTION 4.05. Distributions to Series 2001-1 Noteholders. Payments to
                    ------------------------------------------
Series 2001-1 Noteholders will be made from the Collection Account, the Reserve Fund or the Principal Funding Account, as applicable.

      (a) on each Payment Date, the Servicer shall cause the Indenture Trustee to distribute the amounts on deposit in the Collection Account and the Reserve Fund that are payable to the Series 2001-1 Noteholders with respect to accrued interest to the Series 2001-1 Noteholders in accordance with Section 4.04(a); provided, however, that no Class B Monthly Interest shall be paid to the Class B
--------  -------
Noteholders until all Class A Monthly Interest and interest on unpaid Class A Monthly Interest has been paid to the Class A Noteholders and no Class B Carry-Over Amount shall be paid to the Class B Noteholders until any outstanding Class A Carry-Over Amount has been paid to the Class A Noteholders.

      (b) The Servicer shall instruct the Indenture Trustee in writing to apply the funds on deposit in the Principal Funding Account and the Collection Account and shall instruct the Indenture Trustee in writing to make, without duplication, the following distributions at the following times:

           (i) on the Expected Principal Payment Date, each Special Payment Date and the Principal Commencement Date and each Payment Date thereafter all amounts on deposit in the Principal Funding Account and the Collection Account as are payable to the Class A Noteholders with respect to principal shall be distributed to the Class A Noteholders up to a maximum amount on any such day equal to the outstanding principal balance of the Class A Notes on such date; and

           (ii) if all of the amounts due and owing to the Class A Noteholders pursuant to clause (i) above have been paid in full, on the Expected Principal Payment Date, each Special Payment Date and the Principal Commencement Date and each Payment Date thereafter, all amounts on deposit in the Principal Funding Account and the Collection Account as are payable to Class B Noteholders with respect to principal shall be distributed to the Class B Noteholders up to a maximum amount on any such day equal to the outstanding principal balance of the Class B Notes on such date.

      (c) On each Payment Date on which there is an unpaid Class A Carry-Over Amount, the Servicer shall instruct the Indenture Trustee in writing to distribute to the Class A Noteholders such Class A Carry-Over Amount to the extent funds are available therefor after making all required distributions and deposits with respect to the Series 2001-1 Notes pursuant to Section 4.04(a).

      (d) On each Payment Date on which there is an unpaid Class B Carry-Over Amount, the Servicer shall instruct the Indenture Trustee in writing to distribute to the Class B Noteholders such Class B Carry-Over Amount to the extent funds are available therefor after making all required distributions and deposits with respect to the Series 2001-1 Notes pursuant to Section 4.04(a).

     (e) If on the Class A Stated Maturity Date there is any Class A Carry-Over Amount or on the Class B Stated Maturity Date there is any Class B Carry-Over Amount or on the date on which the Invested Amount has been reduced to zero there is any Carry-Over Amount (in each case after giving effect to any distributions on such date pursuant to Section 4.04(a) through (d) above), the Servicer shall instruct the Indenture Trustee in writing to distribute to the Class A Noteholders or the Class B Noteholders, as applicable, the amounts payable with respect thereto pursuant to Section 4.06(a) and (b) .

     (f) The distributions to be made pursuant to this Section are subject to the provisions of Section 4.3 of the Trust Sale and Servicing Agreement, Section 2.7(c) of the Indenture and Section 8.01 of this Series Supplement.

     SECTION 4.06.  Application of Reserve Fund and Available Subordinated
                    ------------------------------------------------------
Amount.
------

     (a) If the portion of Noteholder Non-Principal Collections and Investment Proceeds allocated to Series 2001-1 Noteholders on any Payment Date pursuant to
Section 4.04(a) is not sufficient to make the entire distributions required on such Payment Date by (a) Sections 4.04(a)(i), (ii), (iii) and (v) or (b) on the Class A Stated Maturity Date or the date on which the Invested Amount has been reduced to zero only, Section 4.04(a)(viii) and on the Class B Stated Maturity Date or the date on which the Invested Amount has been reduced to zero only,
Section 4.04(a)(ix), the Servicer shall cause the Indenture Trustee to withdraw funds from the Reserve Fund (in the case of Section 4.04(a)(viii) and (ix), only to the extent such amounts would otherwise be distributed to the Certificateholders) to the extent available therein, and apply such funds to complete the distributions pursuant to Section 4.04(a)(i), (ii), (iii), (v),
(viii) and (ix), as the case may be, provided, however, that during any Early
                                     --------  -------
Amortization Period funds shall not be withdrawn from the Reserve Fund to make distributions otherwise required by Section 4.04(a)(v) to the extent that, after giving effect to such withdrawal, the amount on deposit in the Reserve Fund shall be less than $1,000,000.

     (b) If the amounts allocated to the Series 2001-1 Noteholders pursuant to
Section 4.04(a) and the amounts withdrawn from the Reserve Fund pursuant to
Section 4.06(a) are not sufficient to make the entire distributions required by clauses (i), (ii), (iii) and (v) of Section 4.04(a) (such shortfall being the "Deficiency Amount"), the Servicer shall cause the Indenture Trustee to apply
------------------
the amount of Additional Noteholder Collections for the related Collection Period on deposit in the Collection Account on such Payment Date, but only up to the Available Subordinated Amount, to make the distributions required by clauses
(i), (ii), (iii) and (v) of Section 4.04(a) that have not been made and, if such Payment Date is the Class A Stated Maturity Date, the Class B Stated Maturity Date or the date on which the Invested Amount has been reduced to zero, the distributions required by Section 4.04(a)(viii) in the case of the Class A Stated Maturity Date and Section 4.04(a)(ix) in the case of the Class B Stated Maturity Date or both Sections 4.04(a)(viii) and (ix) in the case of the date on which the Invested Amount has been reduced to zero that have not been made. The

Available Subordinated Amount will be reduced by the amount of Additional Noteholder Collections applied in accordance with the preceding sentence. If the amount necessary to complete the distributions referred to in this paragraph (b) exceeds Additional Noteholder Collections for such Payment Date, the Available Subordinated Amount shall be further reduced (but not below zero) by the amount of such excess, but not by more than the sum of (x) the Noteholder Defaulted Amount and (y) the Monthly Dilution Amount.

     (c) If, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Section 4.04(a) and this Section 4.06, (i) the amount in the Reserve Fund is greater than the Reserve Fund Required Amount for such Payment Date, the Servicer shall cause the Indenture Trustee to distribute such excess amount to the Certificateholders, subject to the proviso contained in paragraph (d) or (ii) the amount in the Reserve Fund is less than such Reserve Fund Required Amount, the Indenture Trustee shall deposit any remaining Additional Noteholder Non-Principal Collections on deposit in the Collection Account for such Payment Date into the Reserve Fund until the amount in the Reserve Fund is equal to such Reserve Fund Required Amount. After the earlier to occur of the payment in full of the outstanding principal balance of the Series 2001-1 Notes and the Class B Stated Maturity Date, any funds remaining on deposit in the Reserve Fund shall be paid to the Certificateholders.

     (d) The balance of Additional Noteholder Collections on any Payment Date, after giving effect to any distributions thereof pursuant to Section 4.06(b) or
(c), shall be distributed to the Certificateholders on such Payment Date; provided, however, that if the Required Pool Balance for the immediately
--------  -------
preceding Determination Date exceeds the Pool Balance on such date (determined after giving effect to any Principal Receivables transferred to the Trust on such Payment Date), Section 4.06(c)(i) hereof shall not apply and the amount of such excess shall be deposited into the Excess Funding Account, with any remaining Additional Noteholder Collections or amounts in the Reserve Fund, to the extent available, paid to the Certificateholders.

     SECTION 4.07.  Noteholder Charge-Offs. If, on any Payment Date on which the
                    ----------------------
Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Payment Date) is zero and the Deficiency Amount for such Payment Date is greater than zero, the Invested Amount of the Series 2001-1 Notes shall be reduced (a "Noteholder Charge-Off") by the Deficiency Amount, but not by more
            ---------------------
than the sum of the Noteholder Defaulted Amount and the Monthly Dilution Amount to the extent not covered by applications made pursuant to Sections 4.04 and
4.06 for such Payment Date. Any such reduction shall be applied first to reduce the Class B Invested Amount (a "Class B Noteholder Charge-Off") but not below
                                -----------------------------
zero, and then to reduce the Class A Invested Amount (a "Class A Noteholder
                                                         ------------------
Charge-Off") but not below zero. Noteholder Charge-Offs of either class shall
----------
thereafter be reversed and the Invested Amount increased (but not by an amount in excess of the aggregate unreversed Noteholder Charge-Offs on any Payment Date for that class) by the Noteholder's Charge-off Reversal Amount. Any such increase shall be applied first to the Class A Invested Amount until all previously unreversed Class A Noteholder Charge-Offs have been reversed and then to the Class B Invested Amount until all previously unreversed Class B Noteholder Charge-Offs have been reversed.

     SECTION 4.08.  Excess Principal Collections. The Servicer will allocate
                    ----------------------------
Series 2001-1 Excess Principal Collections and treat as Available Noteholder Principal Collections an amount equal to the Series 2001-1 Principal Shortfall, to the extent available. In the event there is no Series 2001-1 Principal Shortfall, Excess Principal Collections will be allocated and distributed in accordance with Section 4.4 of the Trust Sale and Servicing Agreement.

     SECTION 4.09.  Accumulation Period Length; Accumulation Period Commencement
                    ------------------------------------------------------------
Date. Beginning on the September 2003 Payment Date, and on each Payment Date
----
thereafter that occurs prior to the Accumulation Period Commencement Date, the Servicer shall calculate the Accumulation Period Length and, if applicable, determine the Accumulation Period Commencement Date. The Servicer shall promptly notify the Indenture Trustee in writing of the Accumulation Period Commencement Date and the Accumulation Period Length.

     SECTION 4.10.  Amortization Period Commencement Date; Amortization Period.
                    ----------------------------------------------------------
Beginning on February 1, 2002, the Servicer may elect to terminate the automatic extension of the Amortization Period Commencement Date. The Servicer shall deliver notice of such election to the Indenture Trustee and the Owner Trustee, which notice shall specify the effective date of the termination of the automatic extension of the Amortization Period Commencement Date. If notice is given on the first day of a Collection Period, the Amortization Period Commencement Date shall be the first day of the following Collection Period and if such notice is given on any other day in a Collection Period, the Amortization Period Commencement Date shall be the first day of the second succeeding Collection Period. The Amortization Period shall begin on the close of business on the day immediately preceding such Amortization Period Commencement Date and continue until the earliest of (a) the date an Early Amortization Period commences and (b) the date the outstanding principal amount of the Series 2001-1 Notes is paid in full.

     SECTION 4.11.  Excess Funding Account. On the Business Day immediately
                    ----------------------
following the last day of the Revolving Period, an amount equal to the Series 2001-1 Excess Funding Amount as of the last day of the Revolving Period will be withdrawn from the Excess Funding Account and deposited in the Principal Funding Account on such date and distributed in accordance with Section 4.05(b). The amount of that deposit shall be deemed to have been first deposited for the benefit of the Class A Noteholders up to the Class A Invested Amount and then for the benefit of the Class B Noteholders. Thereafter, the Series 2001-1 Noteholders will not be entitled to any funds on deposit in the Excess Funding Account.

                                   ARTICLE V

                           DISTRIBUTIONS AND REPORTS
                         TO SERIES 2001-1 NOTEHOLDERS

     SECTION 5.01.  Distributions.
                    -------------

     (a) On each Payment Date, the Indenture Trustee shall distribute to each Series 2001-1 Noteholder of record on the preceding Record Date (other than as provided in Section 2.7(c) of the Indenture respecting a final distribution) such Noteholder's pro rata share (based on the aggregate fractional undivided interests represented by such class of Series 2001-1 Notes held by such Noteholder) of the amounts on deposit in the Series 2001-1 Accounts as is payable to such class of Series 2001-1 Noteholders on such Payment Date pursuant to Section 4.04 and 4.05.

     (b) Except as provided in Section 2.7(c) of the Indenture with respect to a final distribution, distributions to Series 2001-1 Noteholders hereunder shall be made by check mailed to each Series 2001-1 Noteholder at such Noteholder's address appearing in the Note Register without presentation or surrender of any Series 2001-1 Note or the making of any notation thereon; provided, however,
                                                          --------  -------
that, with respect to Series 2001-1 Notes registered in the name of a Depository, such distributions shall be made to such Depository in immediately available funds.

     SECTION 5.02.  Reports and Statements to Series 2001-1 Noteholders.
                    ---------------------------------------------------

     (a) On or prior to each Payment Date (including each date that corresponds to the Expected Principal Payment Date, each Special Payment Date or the Principal Commencement Date and each Payment Date thereafter), commencing with the initial Payment Date, the Servicer will provide to the Indenture Trustee, and on each Payment Date, the Indenture Trustee shall forward to each Series 2001-1 Noteholder (provided the Indenture Trustee has received such report from the Servicer), a statement prepared by the Servicer, substantially in the form attached as Exhibit C hereto, setting forth the following information relating to the Trust and the Series 2001-1 Notes:

          (i) the aggregate amount of Collections, the aggregate amount of Non-Principal Collections and the aggregate amount of Principal Collections processed during the immediately preceding Collection Period and the Pool Balance, the Required Pool Balance and the Excess Funding Account Balance as of the close of business on the last day of the preceding Collection Period;

          (ii) the Series Allocation Percentage, the Floating Allocation Percentage and the Principal Allocation Percentage for the preceding Collection Period;

          (iii) the total amount, if any, distributed on the Class A Notes and the Class B Notes;

          (iv) the amount of such distribution allocable to principal on each class of Series 2001-1 Notes;

          (v) the amount of such distribution allocable to interest on each class of Series 2001-1 Notes;

          (vi)    the Noteholder Defaulted Amount for such Payment Date;

          (vii)   the Required Draw Amount, if any, for such Collection Period;

          (viii) the amount of the Class A Noteholder Charge-Offs and the Class B Noteholder Charge-Offs and the amounts of the reversals thereof for such Collection Period;

          (ix) the amount of the Monthly Servicing Fee and the Noteholder Monthly Servicing Fee for such Collection Period;

          (x) the Class A Controlled Deposit Amount and Class B Controlled Deposit Amount, if any, as of the first day of the Collection Period related to such Payment Date;

          (xi)    the Invested Amount as of the last day of such Collection
     Period;

          (xii) the outstanding principal balance of each class of Series 2001 -1 Notes for such Payment Date (after giving effect to all distributions which will occur on such Payment Date);

          (xiii) the Available Subordinated Amount as of the last day of the preceding Collection Period;

          (xiv)   the Reserve Fund balance for such date;

          (xv) the balance of the Principal Funding Account with respect to such date; and

          (xvi) the Accumulation Period Commencement Date then in effect and, if applicable, the date the automatic extension was terminated.

     (b) A copy of each statement provided pursuant to paragraph (a) will be made available for inspection at the Corporate Trust Office of the Indenture Trustees.

     (c) On or before April 30 of each calendar year, beginning with calendar year 2002, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2001-1 Noteholder (or Note Owner), a report prepared by the Servicer containing the information which is required to be contained in the statement to Series 2001-1 Noteholders as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person (or any related Note Owner) was a Series 2001-1 Noteholder (or Note Owner). The Servicer shall prepare and the Indenture Trustee shall furnish to each person who was a Series 2001-1 Noteholder (or Note Owner) during the preceding calendar year in the time and manner required by the Code such information as is required to be provided by an issuer of indebtedness under the Code, including Forms 1099 and such other customary information as is necessary to enable the Series 2001-1 Noteholders (or Note Owners) to prepare their tax returns. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect.


                                  ARTICLE VI

                           EARLY AMORTIZATION EVENTS

     SECTION 6.01.  Additional Early Amortization Events.
                    ------------------------------------

     (a) Except as provided in Section 6.01(b), the occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Indenture Trustee or the Series 2001-1 Noteholders, be deemed to be an Early Amortization Event solely with respect to Series 2001-1:

          (i) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than 25%;

          (ii) on any Determination Date, the Available Subordinated Amount for the next Payment Date will be reduced to an amount less than the Required Subordinated Amount on such Determination Date, after giving effect to the distributions to be made on the next Payment Date;

          (iii) any Servicing Default with respect to the Series 2001-1 Notes occurs;

          (iv) any Carry-Over Amount is outstanding on six consecutive Payment Dates;

          (v) failure on the part of the Transferor, the Servicer or World Omni, as applicable, (a) to make any payment or deposit required by the Trust Sale and Servicing Agreement or the Receivables Purchase Agreement, including but not limited to any Transfer Deposit Amount or Adjustment Payment, on or before the date occurring ten Business Days after the date such payment or deposit is required to be made therein; or (b) to deliver a Payment Date Statement on the date required under the Trust Sale and Servicing Agreement (or within the applicable grace period which will not exceed five business days); (c) to comply with its covenant not to create any lien on a Receivable; or (d) to observe or perform in any material respect any other covenants or agreements set forth in the Trust Sale and Servicing

     Agreement or the Receivables Purchase Agreement, which failure continues unremedied for a period of 45 days after written notice of such failure; and

          (vi) any representation or warranty made by World Omni in the Receivables Purchase Agreement or by the Transferor in the Trust Sale and Servicing Agreement or any information required to be given by the Transferor to the Indenture Trustee to identify the Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result the interests of the Noteholders are materially and adversely affected; provided, however, that an Early Amortization Event
                         --------  -------
     shall not be deemed to occur thereunder if the Transferor has repurchased the related Receivables or all such Receivables, if applicable, during such period in accordance with the provisions of the Trust Sale and Servicing Agreement;

          (vii) the occurrence of an Event of Default with respect to the Series 2001-1 Notes and the declaration that the Series 2001-1 Notes are due and payable pursuant to Section 5.2 of the Indenture;

          (viii) on the first day of the Accumulation Period, the amount on deposit in the Reserve Fund does not equal or exceed the Reserve Fund Required Amount; and

          (ix) on the Expected Principal Payment Date, the Series 2001-1 Notes are not paid in full.

     (b) In the case of any event described in Section 6.01(a)(iii), (v) or
(vi) above, an Early Amortization Event with respect to Series 2001-1 will be deemed to have occurred only if, after the applicable grace period described in such clauses, either (i) the Indenture Trustee or (ii) Series 2001-1 Noteholders holding Series 2001-1 Notes evidencing more than 50% of the aggregate unpaid principal amount of the Controlling Class of the Series 2001-1 Notes, by written notice to the Certificateholders and the Servicer (and the Indenture Trustee, if such notice is given by Series 2001-1 Noteholders) declare that an Early Amortization Event has occurred as of the date of such notice.

     SECTION 6.02   Recommencement of the Revolving Period. If any Early
                    --------------------------------------
Amortization Event (other than an Early Amortization Event described in Section
5.17 of the Indenture) occurs, the Revolving Period will recommence following receipt of (i) satisfaction of the Rating Agency Condition and (ii) receipt of the consent of Noteholders evidencing more than 50% of the aggregate unpaid principal amount of the Controlling Class of Series 2001-1 Notes to such recommencement, provided that no other Early Amortization Event that has not
                --------
been cured or waived as described herein has occurred and the scheduled termination of the Revolving Period has not occurred.


                                  ARTICLE VII

                              OPTIONAL REDEMPTION

     SECTION 7.01.  Optional Redemption.
                    -------------------

     (a) On any Payment Date occurring after the date on which the aggregate outstanding principal balance of the Series 2001-1 Notes is reduced to $30,000,000 or less (which amount shall equal 10% of the initial outstanding principal balance of the Series 2001-1 Notes), the Servicer shall have the option to redeem the Series 2001-1 Notes in whole but not in part at a purchase price equal to the Redemption Price for such Payment Date.

     (b) The Servicer shall give the Indenture Trustee at least 10 days' prior written notice of the Payment Date on which the Servicer intends to exercise such purchase option. Not later than 12:00 noon (New York City time) on such Payment Date, the Servicer shall deposit an amount equal to the sum of (i) the Series 2001-1 Excess Funding Amount (in a maximum amount not exceeding the Redemption Price) and (ii) the excess, if any, of the Redemption Price over the amount calculated in clause (i) into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Redemption Price. Such amount deposited in the Collection Account shall be distributed as set forth in Section 8.01.

                                 ARTICLE VIII

                              FINAL DISTRIBUTIONS

     SECTION 8.01.  Acquisition of Notes Pursuant to Section 10.1 of the
                    ----------------------------------------------------
Indenture; Distributions pursuant to Section 7.01 of this Series Supplement or
------------------------------------------------------------------------------
Section 8.04 of the Indenture.
-----------------------------

     (a) The amount to be paid by the Issuer to the Principal Funding Account with respect to Series 2001-1 Notes in connection with a purchase of the Notes pursuant to Section 10.1 of the Indenture shall equal the Redemption Price for the Payment Date on which such repurchase occurs.

     (b) With respect to the amount deposited into the Collection Account pursuant to Section 7.01 of this Series Supplement, the Indenture Trustee shall, not later than 12:00 noon (New York City time), on the Payment Date on which such amounts are deposited (or, if such date is not a Payment Date, on the immediately following Payment Date) deposit such amount into the Principal Funding Account.

     (c) Notwithstanding anything to the contrary in this Series Supplement or the Indenture, the entire amount deposited in the Principal Funding Account pursuant to Section 7.01 or 8.01 hereof and all other amounts on deposit therein shall be distributed in full to the Series 2001-1 Noteholders on such date and any distribution made pursuant to paragraph (b) above shall be deemed to be a final distribution pursuant to Section 8.4 of the Indenture with respect to the Series 2001-1 Notes; provided, however, that amounts shall be paid first,
                            --------  -------
to the Class A Noteholders to the extent due and owing and second, to the Class B Noteholders.

     SECTION 8.02.  Disposition of Principal Receivables Pursuant to Section 5.4
                    ------------------------------------------------------------
of the Indenture.
----------------

     (a) In accordance with Section 5.4 of the Indenture, in the event that the aggregate outstanding principal amount of the Class A Notes is greater than zero on the Class A Stated Maturity Date (after giving effect to deposits and distributions otherwise to be made on such Class A Stated Maturity Date), upon receipt of an Opinion of Counsel to the effect that its action will not result in the Trust being characterized as an association (or a publicly traded partnership) taxable as a corporation, the Indenture Trustee will sell or cause to be sold Principal Receivables (or interests therein) in an amount such that the proceeds of such sale equal the aggregate outstanding principal balance of, and accrued and unpaid interest on, the Class A Notes on such Class A Stated Maturity Date (after giving effect to such deposits and distributions); provided, however, in no event shall such amount of Receivables sold exceed the
--------  -------
lesser of (a) the sum of the Invested Amount and the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Payment Date following such Determination Date) and (b) the Series Allocation Percentage for Series 2001-1 (for the Collection Period in which such Class A Stated Maturity Date occurs) of Principal Receivables on such Class A Stated Maturity Date. The amount of Principal Receivables sold shall first reduce the Class A Invested Amount, but not to below zero, then any remaining amounts shall reduce the Available Subordinated Amount, but not to below zero, and then any amounts still remaining shall reduce the Class B Invested Amount. The net proceeds of such sale and any Collections on the Principal Receivables will be paid pro rata to the Class A Noteholders on the Class A Stated Maturity Date as the final payment of the Class A Notes, and the Class A Noteholders shall not receive any additional payments with respect to the Class A Notes.

     (b) In accordance with Section 5.4 of the Indenture, in the event that the aggregate outstanding principal balance of the Class B Notes is greater than zero on the Class B Stated Maturity Date (after giving effect to deposits and distributions otherwise to be made on such Class B Stated Maturity Date), upon receipt of an Opinion of Counsel to the effect that its action will not result in the Trust being characterized as an association (or publicly traded partnership) taxable as a corporation, the Indenture Trustee will sell or cause to be sold Principal Receivables (or interests therein) in an amount such that the net proceeds of such sale equal the aggregate outstanding principal balance of, and accrued and unpaid interest on, the Class B Notes on such Class B Stated Maturity Date (after giving effect to such deposits and distributions); provided, however, in no event shall such amount of Receivables sold (including
--------  -------
those sold pursuant to Section 8.02(a)) exceed the lesser of (a) the sum of the Invested Amount and the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Payment Date following such Determination Date) and (b) the Series Allocation Percentage for Series 2001-1 (for the Collection Period in which such Class B Stated Maturity Date occurs) of Principal Receivables on such Class B Stated Maturity Date. The amount of Receivables sold shall first reduce the Class B Invested Amount, but not to below zero, then any remaining amounts shall reduce the Available

Subordinated Amount. The net proceeds of such sale and any Collections on the Principal Receivables will be paid pro rata to the Class B Noteholders on the Class B Stated Maturity Date as the final payment of the Class B Notes, and the Class B Noteholders shall not receive any additional payments with respect to the Class B Notes.

     (c) In accordance with Section 5.4 of the Indenture, in the event that an Event of Default relating to the failure to make any required payment of interest or principal on the Series 2001-1 Notes has occurred and the Series 2001-1 Notes have been declared due and payable, on the direction of the holders of a majority of the aggregate outstanding principal amount of the Controlling Class of the Series 2001-1 Notes, upon receipt of an Opinion of Counsel to the effect that its action will not result in the Trust being characterized as an association (or publicly traded partnership) taxable as a corporation, the Indenture Trustee will sell or cause to be sold an interest in the Receivable or certain Receivables in an amount such that the net proceeds of such sale equal the aggregate outstanding principal balance of, and accrued and unpaid interest on, the Series 2001-1 Notes then outstanding on such date; provided, however, in
                                                           --------  -------
no event shall such amount of Receivables sold exceed the lesser of (a) the sum of the Invested Amount and the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made prior to such date); and (b) the Series Allocation Percentage for Series 2001-1 of Principal Receivables on such date. The net proceeds of such sale will be paid pro rata to the Class A Noteholders in an amount up to the aggregate outstanding principal balance of and accrued and unpaid interest on the Class A Notes, and then, to the extent of funds remaining, to the Class B Noteholders, and the Series 2001-1 Noteholders shall not receive any additional payments with respect to the Series 2001-1 Notes.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

     SECTION 9.01.  Ratification of Agreement. As supplemented by this Series
                    -------------------------
Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

     SECTION 9.02.  Counterparts. This Series Supplement may be executed in two
                    ------------
or more counterparts (and by different parties on separate counterparts) each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 9.03.  Change in Indenture Trustee. Neither the Servicer nor the
                    ---------------------------
Certificateholders shall appoint a new Indenture Trustee located in any jurisdiction which does not have in effect the standard UCC provisions relating to perfection of interests in instruments without delivering an Opinion of Counsel to the Rating Agencies to the effect that such new Indenture Trustee will have a perfected and first priority interest in any instruments evidencing the Receivables.

     SECTION 9.04.  GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS OR ANY OTHER JURISDICTION'S CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 9.05. Rights of the Indenture Trustee. The Indenture Trustee shall
                   -------------------------------
be afforded the same rights, protections, immunities and indemnities set forth in the Indenture as if specifically set forth herein.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Series Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                              WORLD OMNI MASTER OWNER TRUST

                              By:   Chase Manhattan Bank USA, National
                                    Association, not in its individual
                                    capacity but solely as Owner Trustee


                              By: ___________________________________________
                                    Name:
                                    Title:


                              BNY MIDWEST TRUST COMPANY,
                              As successor-in-interest to the corporate trust administration of Harris Trust and Savings Bank, as Indenture Trustee


                              By: ___________________________________________
                                    Name:   Megan F. Carmody
                                    Title:  Assistant Vice President

Acknowledged and Accepted:

WORLD OMNI FINANCIAL CORP.,
Servicer


By:_____________________________
Name:   Eric M. Gebhard
Title:  Assistant Treasurer

                                                                       EXHIBIT A
                            [FORM OF CLASS A NOTE]

                                  REGISTERED                        $___________

No. R-_

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP NO.98152EAC3

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer
                                                            ---
     or its agent for registration of transfer, exchange or payment, and any
     Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

               THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


               WORLD OMNI MASTER OWNER TRUST
     SERIES 2001-1 FLOATING RATE AUTOMOBILE DEALER FLOORPLAN
                     ASSET BACKED NOTES, CLASS A

          Evidencing an indebtedness of the Trust, the corpus of which consists of wholesale dealer floor plan receivables (collectively the "Receivables")
                                                              -----------
generated from time to time in the ordinary course of business in a portfolio of revolving financing agreements (collectively the "Accounts") of World Omni
                                                  --------
Financial Corp., a Florida corporation (the "Servicer"). This Note (the "Note")
                                             --------                    ----
does not represent any interest in, or recourse obligation of, WODFI LLC, a Delaware limited liability company and wholly-owned subsidiary of the Servicer ("WODFI LLC"), the Servicer or any affiliate thereof.
  ---------

          This Series 2001-1 Floating Rate Automobile Dealer Floorplan Asset Backed Note, Class A (this "Class A Note" or this "Note") evidences the
                            ------------           ----
indebtedness of WORLD OMNI MASTER OWNER TRUST (the "Issuer") to Cede & Co., or
                                                    ------
registered assigns (the

"Class A Noteholder"). This Note was created pursuant to an Amended and Restated
 ------------------
Indenture (the "Indenture"; such term to include any amendment or Supplement
                ---------
thereto) dated as of April 6, 2000, between the Trust and BNY Midwest Trust Company (as successor-in-interest to the corporate trust administration of Harris Trust and Savings Bank), the Indenture Trustee (the "Indenture Trustee"),
                                                            -----------------
and the Series 2001-1 Supplement (the "Series 2001-1 Supplement") thereto dated
                                       ------------------------
as of March 6, 2001, among the Trust, the Indenture Trustee and the Servicer.

          This Note is issued under, and is subject to, the terms and conditions of the Indenture to which, as amended and supplemented from time to time, this Class A Noteholder by virtue of acceptance hereof is bound.

          The Trust has entered into the Indenture and the Notes have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness. Each Class A Noteholder, by the acceptance of its Note, agrees to treat the Notes as indebtedness for all Federal income taxes, state and local income, single business and franchise taxes and any other taxes imposed on or measured by income.

          The Issuer, for value received, hereby promises to pay to the Class A Noteholders, the principal sum of ___________________________ ($______________)
pursuant to and in accordance with the terms of the Indenture but no sooner than the earlier to occur of (i) the Expected Payment Date and (ii) an Event of Default and declaration by a majority of the principal amount of the outstanding Class A Notes that the principal amount of the Class A Notes is immediately due and payable; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on February 15, 2006 (the "Class A Stated Maturity
                                                         -----------------------
Date"). The Issuer will pay interest on this Note at the rate per annum equal
----
to LIBOR plus 0.13% on each Payment Date on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) until the principal of this
Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, with respect to the first Payment Date, from and including the date hereof to but excluding the first Payment Date. Interest on this Note will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Payment Date divided by 360. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.


Dated: March 6, 2001                    WORLD OMNI MASTER OWNER TRUST by
                                        Chase Manhattan Bank USA, National
                                        Association, not in its individual
                                        capacity, but solely as Owner Trustee


                                        By: ______________________
                                          Name:
                                          Title:



               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Notes designated above and referred to in the within-mentioned Indenture and Series Supplement.


Dated: March 6, 2001                BNY MIDWEST TRUST COMPANY, not in its
                                    individual capacity but solely as
                                    Indenture Trustee


                                    By: _________________________
                                           Authorized Officer

                                REVERSE OF NOTE


          This Note is one of a duly authorized issue of the Issuer designated as its Series 2001-1, Floating Rate Automobile Dealer Floorplan Asset Backed Notes, Class A (herein called the "Class A Notes"), all issued under an Amended
                                   -------------
and Restated Indenture, dated as of April 6, 2000, (such Indenture, as supplemented by a Series Supplement or amended, is herein called the "Indenture"), among the Issuer and BNY Midwest Trust Company, an Illinois
 ---------
banking corporation (as successor in interest to the corporate trust administration of Harris Trust and Savings Bank), as indenture trustee (the "Indenture Trustee", which term includes any successor trustee under the
 -----------------
Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Class A Noteholders.
The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the holder of this Note by virtue of acceptance hereof assents and by which such holder is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Inden ture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Issuer in their individual capacities, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Issuer in their individual capacities, any holder of a beneficial interest in the Trust, the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Issuer in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of such Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against WODFI LLC, the Trust, the Owner Trust Estate or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of WODFI LLC or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of WODFI LLC, the Trust or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Receivables for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class A Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the principal amount of the outstanding Class A Notes. The Indenture also contains provisions permitting the Holders of Notes representing a majority of the principal amount of the outstanding Class A Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Class A Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The term "Payment Date" means the fifteenth day of each calendar month, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obliga tions, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Issuer in their respective individual capacities, any owner of a beneficial interest in the Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and the Individual Trustee. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the Owner Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee


_________________________________


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________
_________________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, as attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________      __________________________________/1/

                                     Signature Guaranteed


________________________      __________________________________


    ______________________________
/1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B
                            [FORM OF CLASS B NOTE]

REGISTERED                                                          $___________

No. R-_

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                             CUSIP NO. 98152EAD1

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer
                                                            ---
     or its agent for registration of transfer, exchange or payment, and any
     Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

               THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                         WORLD OMNI MASTER OWNER TRUST
            SERIES 2001-1 FLOATING RATE AUTOMOBILE DEALER FLOORPLAN
                          ASSET BACKED NOTES, CLASS B

          Evidencing an indebtedness of the Trust, the corpus of which consists of wholesale dealer floor plan receivables (collectively the "Receivables")
                                                              -----------
generated from time to time in the ordinary course of business in a portfolio of revolving financing agreements (collectively the "Accounts") of World Omni
                                                  --------
Financial Corp., a Florida corporation (the "Servicer"). This Note (the "Note")
                                             --------                    ----
does not represent any interest in, or recourse obligation of, WODFI LLC, a Delaware limited liability company and wholly-owned subsidiary of the Servicer ("WODFI LLC"), the Servicer or any affiliate thereof.
  ---------

          This Series 2001-1 Floating Rate Automobile Dealer Floorplan Asset Backed Note, Class B (this "Class B Note" or this "Note") evidences the
                            ------------           ----
indebtedness of WORLD OMNI MASTER OWNER TRUST (the "Issuer") to Cede & Co., or
                                                    ------
registered assigns (the "Class B Noteholder"). This Note was created pursuant to
                         ------------------
an Amended and Restated Indenture (the "Indenture"; such term to include any
                                        ---------
amendment or Supplement thereto)
dated as of April 6, 2000, between the Trust and BNY Midwest Trust Company (as successor-in-interest to the corporate trust administration of Harris Trust and Savings Bank), the Indenture Trustee (the "Indenture Trustee"), and the Series
                                           -----------------
2001-1 Supplement (the "Series 2001-1 Supplement") thereto dated as of March 6,
                        ------------------------
2001, among the Trust, the Indenture Trustee and the Servicer.

          This Note is issued under, and is subject to, the terms and conditions of the Indenture to which, as amended and supplemented from time to time, this Class B Noteholder by virtue of acceptance hereof is bound.

          The Class B Noteholder acknowledges and agrees that its right to receive payments in respect of this Class B Note are subordinated to the rights of the Class A Noteholders as and to the extent described in the Indenture.

          The Trust has entered into the Indenture and the Notes have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness. Each Class B Noteholder, by the acceptance of its Note, agrees to treat the Notes as indebtedness for all Federal income taxes, state and local income, single business and franchise taxes and any other taxes imposed on or measured by income.

          The Issuer, for value received, hereby promises to pay to the Class B Noteholders, the principal sum of ______________________________
($_____________) pursuant to and in accordance with the terms of the Indenture but no sooner than the earlier to occur of (i) the Expected Payment Date and
(ii) an Event of Default and declaration by a majority of the principal amount of the outstanding Class B Notes that the principal amount of the Class B Notes is immediately due and payable; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on February 15, 2006 (the "Class B Stated Maturity Date"). The Issuer will pay interest on this Note at
 ----------------------------
the rate per annum equal to LIBOR plus 0.47% on each Payment Date on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) until the principal of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, with respect to the first Payment Date, from and including the date hereof to but excluding the first Payment Date. Interest on this Note will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Payment Date divided by 360. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.


Dated:  March 6, 2001          WORLD OMNI MASTER OWNER TRUST by
                               Chase Manhattan Bank USA, National Association, not in its individual capacity, but solely as Owner Trustee


                               By: _______________________
                                   Name:
                                   Title:



               INDENTURE TRUSTEE'S  CERTIFICATE OF AUTHENTICATION


          This is one of the Notes designated above and referred to in the within-mentioned Indenture and Series Supplement.


Dated:  March 6, 2001          BNY MIDWEST TRUST COMPANY, not in
                               its individual capacity but solely as Indenture
                               Trustee

                               By: _________________________
                                      Authorized Officer

                                REVERSE OF NOTE


       This Note is one of a duly authorized issue of the Issuer designated as its Series 2001-1, Floating Rate Automobile Dealer Floorplan Asset Backed Notes, Class B (herein called the "Class B Notes"), all issued under an Amended and
                            -------------
Restated Indenture, dated as of April 6, 2000, (such Indenture, as supplemented by a Series Supplement or amended, is herein called the "Indenture"), among the
                                                         ---------
Issuer and BNY Midwest Trust Company, an Illinois banking corporation (as successor in interest to the corporate trust administration of Harris Trust and Savings Bank), as indenture trustee (the "Indenture Trustee", which term
                                          -----------------
includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Class B Noteholders. The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the holder of this Note by virtue of acceptance hereof assents and by which such holder is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

       Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Issuer in their individual capacities, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Issuer in their individual capacities, any holder of a beneficial interest in the Trust, the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Issuer in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

       Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of such Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against WODFI LLC, the Trust, the Owner Trust Estate or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of WODFI LLC or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of WODFI LLC, the Trust or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Receivables for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class B Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the principal amount of the outstanding Class B Notes. The Indenture also contains provisions permitting the Holders of Notes representing a majority of the principal amount of the outstanding Class B Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Class B Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The term "Payment Date" means the fifteenth day of each calendar month, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Issuer in their respective individual capacities, any owner of a beneficial interest in the Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and the Individual Trustee. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the Owner Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


_________________________________


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________
____________________________________________________________________
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, as attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________         __________________________________/2/



                                          Signature Guaranteed:


________________________        ___________________________________







________________________
/2/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C

                   [FORM OF MONTHLY PAYMENT DATE STATEMENT]

                                                                      SCHEDULE 1


                            SERIES 2001-1 ACCOUNTS
                            ----------------------


Series 2001-1 Reserve Account
-----------------------------

     The Bank of New York, NY
     ABA # 021000018
     GLA # 111-565
     TAS # 394242
     REF:  World Omni 2001-1 Reserve Account
     Attn: Megan Carmody (312) 827-8572


Series 2001-1 Principal Funding Account
---------------------------------------

     The Bank of New York, NY
     ABA # 021000018
     GLA # 111-565
     TAS # 394241
     REF:  World Omni 2001-1 Principal Funding Account
     Attn: Megan Carmody (312) 827-8572